UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported) February 16, 2006

                                    CDEX INC.

               (Exact Name of Registrant as Specified in Charter)



  Nevada                          000-49845                    52-2336836
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(State or Other Jurisdiction     (Commission                 (IRS Employer
    of Incorporation)            File Number)              Identification No.)

1700 Rockville Pike, Suite 400, Rockville, Maryland                20852
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     (Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code       (301) 881-0080
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events

CDEX has received a notification of allowance from the U.S. Patent and Trademark Office for Patent Application Publication Number 20030128804, entitled "System and Method for Adapting a Software Control in an Operating Environment." The patent applies to a system and method developed by CDEX for detecting substances--such as explosives or controlled substances. The technology exposes target substances to an x-ray energy beam and then analyzes and compares the released fluorescent energy to a database of unique energy signatures of known substances. CDEX anticipates issuance of the patent in the spring of 2006.

All current CDEX products, such as the ValiMed(TM) medication validation unit used by hospitals throughout the U.S., are based on applying the same underlying photoelectric technology for which the company has, in addition to this recently announced patent, four additional patents pending. CDEX has also filed corresponding international applications for each of these.


Item 9.01. Financial Statements and Exhibits.


(d) Exhibits

99.1 Press Release dated February 16, 2006, announcing the notification of allowance for its patent as discussed in Item 8.01.


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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                   CDEX INC.


Date:   February 22, 2006          By:  /s/ James Griffin
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                                        James Griffin,
                                        Chief Executive Officer and President